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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-18
                              POOL PROFILE (5/4/99)

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                                       -------------------   -------------------
                                              Bid                Tolerance
                                       -------------------   -------------------

AGGREGATE PRINCIPAL BALANCE                  $650,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Jun-99
INTEREST RATE RANGE                       5.500% - 9.500%
GROSS WAC                                           7.17%          (+/- 10 bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       358         (+/- 2 months)

WALTV                                                 73%          (maximum 80%)

CALIFORNIA %                                          48%          (maximum 50%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  3%)

AVERAGE LOAN BALANCE                             $365,000     (maximum $375,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,997,000   (maximum $2,000,000)

CASH-OUT REFINANCE %                                  12%         (maximum  23%)

PRIMARY RESIDENCE %                                   96%          (minimum 92%)

SINGLE-FAMILY DETACHED %                              91%          (minimum 87%)

FULL DOCUMENTATION %                                  90%          (minimum 88%)

UNINSURED (greater than) 80% LTV %                     1%           (maximum 3%)

TEMPORARY BUYDOWNS                                     0%           (maximum 5%)





 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are  approximate  and all  percentages  are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-18
                               PRICING INFORMATION

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RATING AGENCIES                             TBD by Norwest

PASS THRU RATE                                       6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                21 bps

PRICING DATE                                     04-May-99

FINAL STRUCTURE DUE DATE                         10-Jun-99   9:00 AM

SETTLEMENT DATE                                  29-Jun-99

ASSUMED SUB LEVELS                                     AAA   4.000%   (+/- .10)
                                                        AA   1.700%
                                                         A   1.000%
                                                       BBB   0.700%
                                                        BB   0.400%
                                                         B   0.230%


                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-18. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                 Wayne Creadick (301) 846-8452
                                                Brad Davis (301) 846-8009